SUPPLEMENT TO THE PROSPECTUS

Supplement dated September 24, 2026, to the Prospectus dated February 27, 2026.

MFS® Emerging Markets Debt Local Currency Fund

Effective October 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Kjetil Birkeland	October 2026	Investment Officer of MFS

Effective October 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Kjetil Birkeland	Portfolio Manager	Employed in the investment area of MFS since 2014

EML-SUP-I-092426